UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 11, 2017

Central Index Key Number of the issuing entity: 0001702746
Morgan Stanley Bank of America Merrill Lynch Trust 2017-C33
(Exact name of issuing entity)

Central Index Key Number of the depositor: 0001547361
Morgan Stanley Capital I Inc.
(Exact name of registrant as specified in its charter)

Central Index Key Number of the sponsor: 0001541557
Morgan Stanley Mortgage Capital Holdings LLC

Central Index Key Number of the sponsor: 0001102113
Bank of America, National Association

Central Index Key Number of the sponsor: 0001089877
KeyBank National Association
(Exact names of sponsors as specified in their charters)

Delaware	333-206582-07	13-3291626
(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

1585 Broadway	New York, New York	10036
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code:    (212) 761-4000

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Form 8-K/A amends the Current Report on Form 8-K (the “Form 8-K”), dated and filed on May 11, 2017, with respect to Morgan Stanley Bank of America Merrill Lynch Trust 2017-C33. The purpose of this amendment is to make clerical and other minor revisions to the agreement filed as Exhibit 4.4 to the Form 8-K, as well as to file executed versions of the agreements filed as Exhibit 1.1, Exhibit 4.1, Exhibit 4.4, Exhibit 99.1, Exhibit 99.2, Exhibit 99.3, Exhibit 99.4, Exhibit 99.9, Exhibit 99.10 and Exhibit 99.11 to the Form 8-K. No other changes have been made to the Form 8-K other than the changes described above.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits:
1.1	Underwriting Agreement, dated as of May 4, 2017, between Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Holdings LLC, Morgan Stanley & Co. LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and KeyBanc Capital Markets Inc.
4.1	Pooling and Servicing Agreement, dated as of May 1, 2017, between Morgan Stanley Capital I Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as trustee, certificate administrator, certificate registrar, authenticating agent and custodian, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer.
4.2	Pooling and Servicing Agreement, dated as of March 1, 2017, between GS Mortgage Securities Corporation II, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as trustee and certificate administrator, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer. (Filed as Exhibit 4.2 to the Form 8-K and incorporated by reference herein.)
4.3	Pooling and Servicing Agreement, dated as of April 1, 2017, between Citigroup Commercial Mortgage Securities Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Citibank, N.A., as certificate administrator and custodian, Deutsche Bank Trust Company Americas, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer. (Filed as Exhibit 4.3 to the Form 8-K and incorporated by reference herein.)
4.4	Pooling and Servicing Agreement, dated as of April 1, 2017, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer and certificate administrator, Rialto Capital Advisors, LLC, as special servicer, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.
36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated May 5, 2017, which such certification is dated May 5, 2017. (Filed as Exhibit 36.1 to the Form 8-K and incorporated by reference herein.)

2

99.1	Mortgage Loan Purchase Agreement, dated May 4, 2017, between Morgan Stanley Capital I Inc. and Morgan Stanley Mortgage Capital Holdings LLC.
99.2	Mortgage Loan Purchase Agreement, dated May 4, 2017, 2017, between Morgan Stanley Capital I Inc. and Bank of America, National Association.
99.3	Mortgage Loan Purchase Agreement, dated May 4, 2017, between Morgan Stanley Capital I Inc. and KeyBank National Association.
99.4	Agreement Between Note Holders, dated as of May 11, 2017, by and between Morgan Stanley Bank, N.A., as Initial Note A-1 Holder and Morgan Stanley Bank, N.A., as Initial Note A-2 Holder.
99.5	Co-Lender Agreement, dated as of March 16, 2017, by and among Goldman Sachs Mortgage Company, as Initial Note A-1 Holder and Initial Note A-2 Holder and Morgan Stanley Bank, N.A., as Initial Note A-3 Holder, Morgan Stanley Bank, N.A., as Initial Note A-4 Holder, Morgan Stanley Bank, N.A., as Initial Note A-5 Holder and Morgan Stanley Bank, N.A., as Initial Note A-6 Holder. (Filed as Exhibit 99.5 to the Form 8-K and incorporated by reference herein.)
99.6	Co-Lender Agreement, dated as of January 31, 2017, between Citi Real Estate Funding Inc., as Note A-1 Holder, Citi Real Estate Funding Inc., as Note A-4 Holder, Bank of America, N.A., as Note A-2 Holder and Note A-5 Holder and Deutsche Bank AG, New York Branch, as Note A-3 Holder and Note A-6 Holder. (Filed as Exhibit 99.6 to the Form 8-K and incorporated by reference herein.)
99.7	Agreement Between Note Holders, dated as of February 13, 2017, between Bank of America, N.A., as Initial Note A-1 Holder and Bank of America, N.A., as Initial Note A-2 Holder. (Filed as Exhibit 99.7 to the Form 8-K and incorporated by reference herein.)
99.8	Agreement Between Note Holders, dated as of April 13, 2017, by and between Morgan Stanley Bank, N.A., as Initial Note A-1 Holder and Morgan Stanley Bank, N.A., as Initial Note A-2 Holder. (Filed as Exhibit 99.8 to the Form 8-K and incorporated by reference herein.)
99.9	Agreement Between Holders, dated as of May 11, 2017, between Morgan Stanley Bank, N.A., as Initial Note A-1 Holder and Morgan Stanley Bank, N.A., as Initial Note A-2 Holder.
99.10	Agreement Between NoteHolders, dated as of April 24, 2017, by and among KeyBank National Association, as Note A-1 Holder and KeyBank National Association, as Note A-2 Holder.
99.11	Primary Servicing Agreement, dated as of May 1, 2017, by and between Wells Fargo Bank, National Association, as master servicer, and KeyBank National Association, as primary servicer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Morgan Stanley Capital I Inc.

By: /s/ Jane Lam

Name: Jane Lam

Title: Vice President

Date: January 25, 2018

EXHIBIT INDEX

Exhibit Number	Description
1.1	Underwriting Agreement, dated as of May 4, 2017, between Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Holdings LLC, Morgan Stanley & Co. LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and KeyBanc Capital Markets Inc.
4.1	Pooling and Servicing Agreement, dated as of May 1, 2017, between Morgan Stanley Capital I Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as trustee, certificate administrator, certificate registrar, authenticating agent and custodian, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer.
4.2	Pooling and Servicing Agreement, dated as of March 1, 2017, between GS Mortgage Securities Corporation II, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as trustee and certificate administrator, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer. (Filed as Exhibit 4.2 to the Form 8-K and incorporated by reference herein.)
4.3	Pooling and Servicing Agreement, dated as of April 1, 2017, between Citigroup Commercial Mortgage Securities Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Citibank, N.A., as certificate administrator and custodian, Deutsche Bank Trust Company Americas, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer. (Filed as Exhibit 4.3 to the Form 8-K and incorporated by reference herein.)
4.4	Pooling and Servicing Agreement, dated as of April 1, 2017, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer and certificate administrator, Rialto Capital Advisors, LLC, as special servicer, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.
36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated May 5, 2017, which such certification is dated May 5, 2017. (Filed as Exhibit 36.1 to the Form 8-K and incorporated by reference herein.)
99.1	Mortgage Loan Purchase Agreement, dated May 4, 2017, between Morgan Stanley Capital I Inc. and Morgan Stanley Mortgage Capital Holdings LLC.
99.2	Mortgage Loan Purchase Agreement, dated May 4, 2017, 2017, between Morgan Stanley Capital I Inc. and Bank of America, National Association.
99.3	Mortgage Loan Purchase Agreement, dated May 4, 2017, between Morgan Stanley Capital I Inc. and KeyBank National Association.
99.4	Agreement Between Note Holders, dated as of May 11, 2017, by and between Morgan Stanley Bank, N.A., as Initial Note A-1 Holder and Morgan Stanley Bank, N.A., as Initial Note A-2 Holder.
99.5	Co-Lender Agreement, dated as of March 16, 2017, by and among Goldman Sachs Mortgage Company, as Initial Note A-1 Holder and Initial Note A-2 Holder and Morgan Stanley Bank, N.A., as Initial Note A-3 Holder, Morgan Stanley Bank, N.A., as Initial Note A-4 Holder, Morgan Stanley Bank, N.A., as Initial Note A-5 Holder and Morgan Stanley Bank, N.A., as Initial Note A-6 Holder. (Filed as Exhibit 99.5 to the Form 8-K and incorporated by reference herein.)
99.6	Co-Lender Agreement, dated as of January 31, 2017, between Citi Real Estate Funding Inc., as Note A-1 Holder, Citi Real Estate Funding Inc., as Note A-4 Holder, Bank of America, N.A., as Note A-2 Holder and Note A-5 Holder and Deutsche Bank AG, New York Branch, as Note A-3 Holder and Note A-6 Holder. (Filed as Exhibit 99.6 to the Form 8-K and incorporated by reference herein.)

99.7	Agreement Between Note Holders, dated as of February 13, 2017, between Bank of America, N.A., as Initial Note A-1 Holder and Bank of America, N.A., as Initial Note A-2 Holder. (Filed as Exhibit 99.7 to the Form 8-K and incorporated by reference herein.)
99.8	Agreement Between Note Holders, dated as of April 13, 2017, by and between Morgan Stanley Bank, N.A., as Initial Note A-1 Holder and Morgan Stanley Bank, N.A., as Initial Note A-2 Holder. (Filed as Exhibit 99.8 to the Form 8-K and incorporated by reference herein.)
99.9	Agreement Between Holders, dated as of May 11, 2017, between Morgan Stanley Bank, N.A., as Initial Note A-1 Holder and Morgan Stanley Bank, N.A., as Initial Note A-2 Holder.
99.10	Agreement Between NoteHolders, dated as of April 24, 2017, by and among KeyBank National Association, as Note A-1 Holder and KeyBank National Association, as Note A-2 Holder.
99.11	Primary Servicing Agreement, dated as of May 1, 2017, by and between Wells Fargo Bank, National Association, as master servicer, and KeyBank National Association, as primary servicer.